Exhibit 99.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted By The Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy M. Donahue, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy M. Donahue Timothy M. Donahue Chief Executive Officer Date: August 14, 2002

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted By The Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Nextel Communications, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul N. Saleh, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002) that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul N. Saleh Paul N. Saleh Chief Financial Officer Date: August 14, 2002